SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _______________

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                                _______________


               Date of Report (Date of Earliest Event Reported)
                                March 24, 2003


                               KMART CORPORATION
             -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

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             Michigan                             1-327                           38-0729500
             --------                             -----                           ----------
  (State or Other Jurisdiction of        (Commission File Number)      (I.R.S. Employer Identification
          Incorporation) No.)
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3100 West Big Beaver Road, Troy, Michigan                              48084
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(Address of Principal Executive Offices)                           (Zip Code)


                                (248) 463-1000
              ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


   Exhibit No.         Document Description

       99.1            Press Release, dated March 24, 2003


Item 9. Regulation FD Disclosure.

         See Item 12. Results of Operations and Financial Condition.


Item 12.  Results of Operations and Financial Condition.

         A copy of the press release issued by Kmart Corporation on Monday, March 24, 2003, describing its results of operations for the fiscal year and quarter ended January 29, 2003, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 24, 2003
                                         KMART CORPORATION


                                         By:  /s/ A.A. Koch
                                            ----------------------------
                                         Name:  A.A. Koch
                                         Title: Chief Financial Officer



                                 EXHIBIT INDEX


     Exhibit No.              Document Description
        99.1                  Press Release, dated March 24, 2003